UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                February 5, 2001
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




      Pennsylvania                 000-22026                  25-1407782
(State or other             (Commission File Number) (IRS Employer
    jurisdiction of                                          Identification No.)
        corporation)




 One RentWay Place, Erie, Pennsylvania                             16505
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code:           (814) 455-5378

Item 5.           Other Events

     Rent-Way Expects 12 - 14 Percent Revenue Increase for Fiscal Year 2001 Operating Margins Expected to Return to 14 to 16 Percent by Fiscal Second
                                  Quarter 2002

         Erie, Pennsylvania - February 5, 2001 - Rent-Way, Inc., the second largest operator of rental purchase stores in the U.S., announced today that it expects revenue of $670-$685 million for its fiscal year ending September 30, 2001, an increase of 12-14 percent over estimated prior fiscal year revenue of $599 million. The Company also anticipates a return to its customary operating margins of 14-16 percent by its fiscal second quarter ending March 31, 2002. The following are the company's expected revenues and earnings in FY 2001:



                                                           Unaudited             Unaudited
                                                            Revenue                 EPS
                                                          (In Mill.)

     Q1  ended December 31, 2000                             $159                   (a)
     Q2  ending March 31, 2001                             $165-$170            $0.00-$0.05
     Q3  ending June 30, 2001                              $173-$178            $0.12-$0.22
     Q4  ending September 30, 2001                         $173-$178            $0.18-$0.28
     Fiscal Year 2001                                      $670-$685                (a)

                  (a) unavailable

         "Our expectations are realistic, based on past performance as well as new initiatives that we have recently implemented to return to normal operating margins," said William E. Morgenstern, Chairman and CEO of Rent-Way. "Rent-Way's revenues have grown steadily through the recent events. Our focus on restoring operational efficiencies should reinforce the company's strong cash flow."

         On October 30, 2000, Rent-Way initiated an investigation into possible improprieties in its financial accounting. On December 12, 2000, Rent-Way announced that, based on its investigation of these matters to date, it expected that these improprieties will have a negative, non-cash impact of between $65 and $75 million on FY 2000 pre-tax earnings. Rent-Way also expects the fiscal 1999 financial statements to be impacted as a result of the investigation. Rent-Way indicated today that the investigation conducted by its Audit Committee and outside auditors, PricewaterhouseCoopers, is expected to be concluded in the next several weeks.

         "We are confident that the causes of these improprieties have been isolated, and we are taking corrective actions to ensure integrity in our reports on the company's financial results," said William McDonnell, Rent-Way's Vice President and CFO. "During the last 90 days, the company has investigated and discovered certain expense and balance sheet items that were masked. Since then, the company has studied virtually every line item and cost center and have taken steps to control and normalize expenses. These recent actions should restore our rent-to-own business to the 14-16 percent operating margin levels that we have historically experienced and from which we unfortunately deviated. These initiatives will restore the strong, reliable cash flow characteristics of the rent-to-own business model that we have demonstrated in prior years."

         Mr. McDonnell pointed out that the accounting improprieties that existed during fiscal 2000 obscured a six to eight percent cost overrun among its more than 1,100 stores and the corporate office. As a result, he expects the Company's net operating margin to be lower than its usual 14-16 percent over the next few quarters. He added, "This is a company that has consistently delivered strong revenue growth, cash flow and profitability. We are confident that when the investigation of these reporting matters is complete and we have isolated and decisively corrected the problems, we can and will quickly restore Rent-Way's sound financial and profitable business model."

         In line with Rent-Way's strategy to reinforce its operational efficiencies, it recently implemented new programs to further encourage employees' focus on revenue growth and profitability. The programs also foster responsibility of operational management to minimize costs and improve productivity. Mr. Morgenstern commented, "Our employees, who were quick to embrace this new challenge, appreciate the importance of accomplishing our objectives and the significance of their team effort. "

         "Rent-Way was founded in 1981 with one store and a vision. Since that time, we have achieved a record of strong sales growth, profitability and cash flow, building a $600 million sales machine," Mr. Morgenstern added. "Since our 1993 initial public offering, we have doubled, and doubled again, in size. By tightening our belts now, we will return to our proven rent-to-own business model. We retain our greatest assets: loyal employees, stores that provide a strategic distribution channel into an under-served market, and reliable support from financial institutions and suppliers."

         Certain statements in this news release, including, but not limited to, statements containing the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the company's current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by such forward-looking statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance contained and any other projections about future performance contained herein are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Risks, uncertainties and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by such forward-looking statements include: (1) the company's ability to control and normalize operating expenses and to continue to realize operating efficiencies, (2) general economic and business conditions, including demand for the company's products and services, (3) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (4) competition in the rental-purchase industry, including competition with traditional retailers, (5) the company's ability to service its outstanding debt and/or refinance the debt on acceptable terms, (6) the uncertainty of the actual completion date of the fiscal 2000 audit and of the final results of such audit and the ongoing accounting investigation, (7) the amount of revisions to the company's 1999 audited financial statements as result of those investigations, (8) the inherent uncertainty in predicting actions of third parties, including the company's bank lenders, among others, and (9) the outcome of the class action lawsuits currently commenced against the company and any proceedings or investigations involving the company commenced by governmental authorities, including the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release, and the estimates and assumptions associated with them, after the date of this news release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                                ---------------
                                  (Registrant)





 February 5, 2001                       /s/William E. Morgenstern
------------------                     -------------------------------
      Date                                         (Signature)
                                           William E. Morgenstern
                                     Chairman and Chief Executive Officer





 February 5, 2001                         /s/William A. McDonnell
------------------                      -------------------------------
      Date                                         (Signature)
                                             William A. McDonnell
                                      Vice President and Chief Financial Officer